UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 20, 2005

155 East Tropicana, LLC 155 East Tropicana Finance Corp.
(Exact name of registrant as specified in its charter)

Nevada Nevada	333-124924 333-124924	20-1363044 20-2546581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

115 East Tropicana Avenue, Las Vegas, NV		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(702) 597-6076

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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SECTION 8 – OTHER EVENTS.

Item 8.01                                             Other Events.

On October 20, 2005, 155 East Tropicana, LLC’s (the “Company’s”) application for a state gaming license was approved by the Nevada Gaming Commission.  The Company will not take over the casino and hotel operations from Eastern & Western Hotel Corporation until it receives a license from the Clark County Liquor and Gaming Licensing Board.

Further details are disclosed in the press release attached as Exhibit 99.1 to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01               Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 99.1 – Press Release dated October 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

155 EAST TROPICANA, LLC
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: October 21, 2005		Deborah J. Pierce
	Its:	Chief Financial Officer

155 EAST TROPICANA FINANCE CORP.
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: October 21, 2005		Deborah J. Pierce
	Its:	Chief Financial Officer